                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of March, 2009.


                                                  /s/ Sal H. Alfiero
                                                  ------------------------------
                                                         Sal H. Alfiero

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9 day of March, 2009.


                                                  /s/ Martin N. Baily
                                                  ------------------------------
                                                         Martin N. Baily

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of March, 2009.


                                                  /s/ Jean S. Blackwell
                                                  ------------------------------
                                                        Jean S. Blackwell

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of March, 2009.


                                                  /s/ Peter C. Browning
                                                  ------------------------------
                                                        Peter C. Browning

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9 day of March, 2009.


                                                  /s/ Arthur P. Byrne
                                                  ------------------------------
                                                         Arthur P. Byrne

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of March, 2009.


                                                  /s/ Sanford Cloud, Jr.
                                                  ------------------------------
                                                       Sanford Cloud, Jr.

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9 day of March, 2009.


                                                  /s/ Gordon J. Davis
                                                  ------------------------------
                                                         Gordon J. Davis

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of March, 2009.


                                                  /s/ John H. Forsgren
                                                  ------------------------------
                                                        John H. Forsgren

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 13 day of March, 2009.


                                                  /s/ Ann Maynard Gray
                                                  ------------------------------
                                                        Ann Maynard Gray

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 10th day of March, 2009.


                                                  /s/ John E. Haire
                                                  ------------------------------
                                                          John E. Haire

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9 day of March, 2009.


                                                  /s/ Jerry J. Jasinowski
                                                  ------------------------------
                                                       Jerry J. Jasinowski

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 17th day of March, 2009.


                                                  /s/ Thomas S. Johnson
                                                  ------------------------------
                                                        Thomas S. Johnson

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of March, 2009.


                                                  /s/ Augustus K. Oliver
                                                  ------------------------------
                                                       Augustus K. Oliver

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12 day of March, 2009.


                                                  /s/ Arthur F. Weinbach
                                                  ------------------------------
                                                       Arthur F. Weinbach

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being the Chief Financial Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8 day of March, 2009.


                                                  /s/ Peter A. Hofmann
                                                  ------------------------------
                                                        Peter A. Hofmann

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being the Chief Accounting Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8 day of March, 2009.


                                                  /s/ David R. Pellerin
                                                  ------------------------------
                                                        David R. Pellerin

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 15th day of April, 2009.


                                                  /s/ James D. Wehr
                                                  ------------------------------
                                                          James D. Wehr

                               POWER OF ATTORNEY

           Phoenix Life Variable Accumulation Account               811-03488

..   Big Edge                        .   Templeton Investment Plus   002-78020
..   The Big Edge Plus(R)            .   The Phoenix Edge(R) - VA
..   Group Strategic Edge(R)             for NY
..   The Big Edge Choice(R) for NY   .   Phoenix Spectrum Edge(R)
                                        (Maine & NY)
                                    .   Phoenix Spectrum Edge(R)+

..   Retirement Planner's Edge (Maine & NY)                          333-31320
..   Freedom Edge(R) (Maine & NY)
..   Phoenix Income Choice(R) (Maine & NY)                           333-47862
..   Phoenix Investor's Edge(R) (Maine & NY)                         333-68872
..   Phoenix Asset Manager                                           333-82916
..   Phoenix Dimensions(R)                                          333-123035

          Phoenix Life Variable Universal Life Account              811-04721

..   The Phoenix Edge(R)             .   The Phoenix Edge(R) - SPVL  033-06793
..   Flex Edge Success(R)            .   Flex Edge                   033-23251
..   Joint Edge(R)                   .   Individual Edge(R)
..   Estate Edge(R)                                                  333-23171
..   Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
..   Corporate Edge                                                  333-86921
..   Executive Benefit VUL (developed for Clark Bardes)
..   Phoenix Executive VUL
..   Phoenix Express VUL(R)                                         333-119919
..   Phoenix Express VUL(R) with GMWB
..   Phoenix Benefit Choice/SM/ VUL                                 333-146301
..   Phoenix Executive(R) VUL                                       333-152387
..   Phoenix Joint Edge(R) VUL                                      333-149636

   The undersigned, being the President and Chief Executive Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 15th day of April, 2009.


                                                  /s/ James D. Wehr
                                                  ------------------------------
                                                          James D. Wehr